CNA Financial Corporation

Supplemental Financial Information

March 31, 2011

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

CNA Financial Corporation
Table of Contents
March 31, 2011

CNA Financial Corporation
Definitions and Presentation

•	Collectively, CNA Financial Corporation (CNAF) and its controlled subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes CNA Specialty and CNA Commercial.

•	Life & Group Non-Core segment primarily includes the results of the life and group lines of business that are in run-off.

•
Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution (A&EP). Intersegment eliminations are also included in this segment.

•
Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note N of the Consolidated Financial Statements within the 2010 Form 10-K for further discussion of this measure.

•
In evaluating the results of CNA Specialty and CNA Commercial, management utilizes the combined ratio, the loss ratio, the expense ratio and the dividend ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. The statutory expense ratio reported on page 13 is the percentage of acquisition and underwriting expenses to net written premiums in accordance with statutory accounting practices.

•
Limited partnerships are a relatively small portion of CNA's overall investment portfolio. The majority of our limited partnership investments employ strategies that generate returns through investing in securities that are marketable while engaging in various management techniques primarily in public fixed income and equity markets. The risks associated with limited partnership investments may include losses due to leveraging, short-selling, derivatives or other speculative investment practices. The use of leverage increases volatility generated by the underlying investment strategies.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful

•	FY = Full Year

i

CNA FINANCIAL CORPORATION
Financial Supplement
Statements of Operations

PERIODS ENDED MARCH 31	Three months		Fav / (Unfav)
(In millions)	2011	2010	% Change
STATEMENTS OF OPERATIONS
Revenues:
Net earned premiums	$1,615	$1,615	—%
Net investment income	620	590	5
Net realized investment gains (losses), net of participating policyholders' interests:
Other-than-temporary impairment (OTTI) losses	(20)	(90)	78
Portion of OTTI recognized in Other comprehensive income (loss)	(21)	30	(170)
Net OTTI losses recognized in earnings	(41)	(60)	32
Other net realized investment gains (losses)	54	94	(43)
Net realized investment gains (losses), net of participating policyholders' interests	13	34	(62)
Other revenues	67	76	(12)
Total revenues	2,315	2,315	—
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,364	1,308	(4)
Amortization of deferred acquisition costs	345	342	(1)
Other operating expenses	225	272	17
Interest	46	36	(28)
Total claims, benefits and expenses	1,980	1,958	(1)
Income (loss) from continuing operations before income tax	335	357	(6)
Income tax (expense) benefit	(102)	(102)	—
Income (loss) from continuing operations, net of tax	233	255	(9)
Income (loss) from discontinued operations, net of tax	(1)	—	N/M
Net income (loss)	232	255	(9)
Net (income) loss attributable to noncontrolling interests	(9)	(10)	10
Net income (loss) attributable to CNA	$223	$245	(9)%

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Income (Loss) Attributable to CNA Common Stockholders, Per Share Data and Return on Equity

PERIODS ENDED MARCH 31	Three Months
(In millions, except per share data)	2011	2010
COMPONENTS OF INCOME (LOSS) ATTRIBUTABLE TO CNA COMMON STOCKHOLDERS
Net operating income (loss) from continuing operations attributable to CNA	$216	$223
Less: 2008 Senior Preferred dividend	—	(25)
Net operating income (loss) from continuing operations attributable to CNA common stockholders	216	198
Net realized investment gains (losses) attributable to CNA common stockholders	8	22
Income (loss) from continuing operations attributable to CNA common stockholders	224	220
Income (loss) from discontinued operations attributable to CNA common stockholders	(1)	—
Income (loss) attributable to CNA common stockholders	$223	$220

BASIC AND DILUTED EARNINGS (LOSS) PER COMMON SHARE
Net operating income (loss) from continuing operations attributable to CNA	$0.80	$0.83
Less: 2008 Senior Preferred dividend	—	(0.09)
Net operating income (loss) from continuing operations attributable to CNA common stockholders	0.80	0.74
Net realized investment gains (losses) attributable to CNA common stockholders	0.03	0.08
Income (loss) from continuing operations attributable to CNA common stockholders	0.83	0.82
Income (loss) from discontinued operations attributable to CNA common stockholders	—	—
Basic and diluted earnings (loss) per share attributable to CNA common stockholders	$0.83	$0.82

WEIGHTED AVERAGE OUTSTANDING COMMON STOCK AND COMMON STOCK EQUIVALENTS
Basic	269.2	269.1
Diluted	269.5	269.2

RETURN ON EQUITY
Net income (loss) attributable to CNA (1)	8.0%	9.0%
Net operating income (loss) from continuing operations attributable to CNA (2)	8.1	8.0
(1) Annualized net income (loss) attributable to CNA divided by the average CNA stockholders' equity including accumulated other comprehensive income/loss (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(2) Annualized net operating income (loss) from continuing operations attributable to CNA divided by the average CNA stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

CNA FINANCIAL CORPORATION
Financial Supplement
Selected Balance Sheets Data and Statements of Cash Flows Data

(In millions, except share data)	March 31, 2011	December 31, 2010
Total assets	$55,543	$55,331
Insurance reserves	37,680	37,590
Debt	2,647	2,651
Total liabilities	43,721	43,807
Accumulated other comprehensive income (loss)	415	326
Noncontrolling interests	580	570
Total CNA stockholders' equity	11,242	10,954

Book value per common share	$41.75	$40.70
Book value per common share excluding AOCI	$40.20	$39.49

Outstanding shares of common stock (in millions of shares)	269.3	269.1

THREE MONTHS ENDED MARCH 31 (In millions)	2011	2010
Net cash flows provided (used) by operating activities (1)	$112	$364
Net cash flows provided (used) by investing activities	(74)	(369)
Net cash flows provided (used) by financing activities	(36)	(38)
Net cash flows provided (used) by operating, investing and financing activities	$2	$(43)

(1) Operating cash flows for the three months ended March 31, 2011 and 2010 include $(2) million and $(5) million related to discontinued operations.

CNA FINANCIAL CORPORATION
Financial Supplement
Claim & Claim Adjustment Expense Reserve Rollforward

THREE MONTHS ENDED MARCH 31, 2011 (In millions)	CNA Specialty	CNA Commercial	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,793	$12,522	$19,315	$2,739	$3,442	$25,496
Ceded	875	1,881	2,756	642	2,724	6,122
Net	5,918	10,641	16,559	2,097	718	19,374

Net incurred claim & claim adjustment expenses	430	606	1,036	169	7	1,212
Net claim & claim adjustment expense payments	(369)	(693)	(1,062)	(143)	(25)	(1,230)
Foreign currency translation adjustment and other	17	14	31	—	1	32

Claim & claim adjustment expense reserves, end of period
Net	5,996	10,568	16,564	2,123	701	19,388
Ceded	892	1,815	2,707	634	2,623	5,964
Gross	$6,888	$12,383	$19,271	$2,757	$3,324	$25,352

CNA FINANCIAL CORPORATION
Financial Supplement
Investments by Segment Aggregation

	March 31, 2011		December 31, 2010
(In millions)	Book Value	Carrying Value	Book Value	Carrying Value
Property & Casualty and Corporate & Other Non-Core:
Fixed maturities, excluding states, municipalities and political subdivisions	$21,203	$21,836	$20,962	$21,559
States, municipalities and political subdivisions:
Tax-exempt	2,187	2,199	2,106	2,116
Taxable	2,531	2,520	2,484	2,442
Equities	113	138	157	182
Short term investments	1,570	1,573	2,129	2,131
Limited partnership investments	2,459	2,459	2,307	2,307
Mortgage loans & other	113	113	93	94
Total investments	$30,176	$30,838	$30,238	$30,831

Net receivable/(payable)	$(40)		$(197)

Life & Group Non-Core:
Fixed maturities, excluding states, municipalities and political subdivisions	$7,205	$8,040	$7,308	$8,129
States, municipalities and political subdivisions:
Tax-exempt	2,626	2,386	2,394	2,166
Taxable	1,208	1,223	1,173	1,165
Equities	217	218	265	258
Short term investments	104	104	84	84
Limited partnership investments	1	1	2	2
Mortgage loans & other	20	20	20	20
Total investments	$11,381	$11,992	$11,246	$11,824

Net receivable/(payable)	$8		$(25)

Total investments	$41,557	$42,830	$41,484	$42,655

Total net receivable/(payable)	$(32)		$(222)

CNA FINANCIAL CORPORATION Financial Supplement Asset-Backed Exposure As of March 31, 2011 (In millions)

Invested Assets Fair Value By Segment
	P&C and Corporate & Other Non-Core	%	Life & Group Non-Core	%	Total	%
RMBS	$5,712	18.5	$363	3.0	$6,075	14.2
CMBS	940	3.0	170	1.4	1,110	2.6
Other ABS	847	2.8	49	0.4	896	2.1
Total asset-backed exposure	7,499	24.3	582	4.8	8,081	18.9
Other fixed maturities	19,056	61.8	11,067	92.3	30,123	70.3
All other invested assets	4,283	13.9	343	2.9	4,626	10.8
Total investments	$30,838	100.0	$11,992	100.0	$42,830	100.0

Sub-prime (included in RMBS above)	$412	1.3	$23	0.2	$435	1.0
Alt-A (included in RMBS above)	$562	1.8	$65	0.5	$627	1.5

Invested Assets Amortized Cost By Segment
	P&C and Corporate & Other Non-Core	%	Life & Group Non-Core	%	Total	%
RMBS	$5,824	19.3	$369	3.3	$6,193	14.9
CMBS	917	3.0	161	1.4	1,078	2.6
Other ABS	841	2.8	45	0.4	886	2.1
Total asset-backed exposure	7,582	25.1	575	5.1	8,157	19.6
Other fixed maturities	18,339	60.8	10,464	91.9	28,803	69.3
All other invested assets	4,255	14.1	342	3.0	4,597	11.1
Total investments	$30,176	100.0	$11,381	100.0	$41,557	100.0

Sub-prime (included in RMBS above)	$435	1.4	$20	0.2	$455	1.1
Alt-A (included in RMBS above)	$580	1.9	$69	0.6	$649	1.6

RMBS/CMBS/Other ABS Distribution
	RMBS		CMBS		Other ABS		Total		% of Asset-Backed Exposure		% of Total Investments
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
U.S. Government Agencies	$3,521	$3,507	$45	$45	$—	$—	$3,566	$3,552	44.1	43.6	8.3	8.4
AAA	1,195	1,231	228	223	659	652	2,082	2,106	25.7	25.8	4.9	5.1
AA	156	176	260	266	130	129	546	571	6.8	7.0	1.3	1.4
A	152	154	250	240	64	63	466	457	5.8	5.6	1.1	1.1
BBB	198	223	145	142	35	35	378	400	4.7	4.9	0.9	1.0
<BBB & Equity Tranches	853	902	182	162	8	7	1,043	1,071	12.9	13.1	2.4	2.6
Total RMBS/CMBS/other ABS	$6,075	$6,193	$1,110	$1,078	$896	$886	$8,081	$8,157	100.0	100.0	18.9	19.6

(1) The exposure to sub-prime residential mortgage (sub-prime) collateral and Alternative A residential mortgages that have lower than normal standards of loan documentation (Alt-A) collateral is measured by the original deal structure.

(2) The ratings presented are based on a ratings methodology that takes into account ratings from two major providers, Standard & Poor's and Moody's Investors Service, Inc., in that order of preference. If a security is not rated by these providers, an internal rating is formulated. For securities with credit support from third party guarantees, the rating reflects the greater of the underlying rating of the issuer or the insured rating.

RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

CNA FINANCIAL CORPORATION Financial Supplement Asset-Backed Exposure As of March 31, 2011 (In millions)

RMBS Sub-Prime Fair Value Quality Distribution by Vintage Year
	AAA	%	AA	%	A	%	BBB	%	<BBB & Equity Tranches	%	Total	%
2009	$11	8.0	$—	—	$1	3.3	$—	—	$—	—	$12	2.7
2008	—	—	—	—	2	6.7	—	—	—	—	2	0.5
2007	6	4.4	25	19.9	3	10.0	7	17.9	10	9.7	51	11.7
2006	75	54.8	42	33.3	9	30.0	31	79.5	47	45.7	204	46.9
2005	37	27.0	35	27.8	1	3.3	—	—	3	2.9	76	17.5
2004	4	2.9	15	11.9	—	—	1	2.6	23	22.3	43	9.9
2003 & prior	4	2.9	9	7.1	14	46.7	—	—	20	19.4	47	10.8
Total sub-prime	$137	100.0	$126	100.0	$30	100.0	$39	100.0	$103	100.0	$435	100.0

RMBS Sub-Prime Amortized Cost Quality Distribution by Vintage Year
	AAA	%	AA	%	A	%	BBB	%	<BBB & Equity Tranches	%	Total	%
2009	$11	7.9	$—	—	$1	3.2	$—	—	$—	—	$12	2.7
2008	—	—	—	—	1	3.2	—	—	—	—	1	0.2
2007	6	4.3	25	17.5	4	12.9	7	17.9	11	10.7	53	11.6
2006	76	54.7	49	34.3	9	29.1	31	79.5	51	49.5	216	47.5
2005	38	27.3	45	31.4	1	3.2	—	—	3	2.9	87	19.1
2004	4	2.9	15	10.5	—	—	1	2.6	20	19.4	40	8.8
2003 & prior	4	2.9	9	6.3	15	48.4	—	—	18	17.5	46	10.1
Total sub-prime	$139	100.0	$143	100.0	$31	100.0	$39	100.0	$103	100.0	$455	100.0

RMBS Alt-A Fair Value Quality Distribution by Vintage Year
	AAA	%	AA	%	A	%	BBB	%	<BBB & Equity Tranches	%	Total	%
2009	$—	—	$—	—	$—	—	$—	—	$—	—	$—	—
2008	—	—	—	—	—	—	—	—	—	—	—	—
2007	8	2.3	—	—	2	3.5	—	—	36	34.6	46	7.3
2006	—	—	2	9.6	18	31.5	8	8.3	39	37.5	67	10.7
2005	24	6.9	7	33.3	11	19.3	53	55.2	3	2.9	98	15.6
2004	268	76.8	—	—	25	43.9	35	36.5	26	25.0	354	56.5
2003 & prior	49	14.0	12	57.1	1	1.8	—	—	—	—	62	9.9
Total Alt-A	$349	100.0	$21	100.0	$57	100.0	$96	100.0	$104	100.0	$627	100.0

RMBS Alt-A Amortized Cost Quality Distribution by Vintage Year
	AAA	%	AA	%	A	%	BBB	%	<BBB & Equity Tranches	%	Total	%
2009	$—	—	$—	—	$—	—	$—	—	$—	—	$—	—
2008	—	—	—	—	—	—	—	—	—	—	—	—
2007	8	2.3	—	—	2	3.5	—	—	39	35.5	49	7.6
2006	1	0.3	1	4.4	18	31.6	7	6.9	42	38.2	69	10.6
2005	24	6.7	9	39.1	10	17.5	58	56.8	3	2.7	104	16.0
2004	275	77.0	—	—	26	45.6	37	36.3	26	23.6	364	56.1
2003 & prior	49	13.7	13	56.5	1	1.8	—	—	—	—	63	9.7
Total Alt-A	$357	100.0	$23	100.0	$57	100.0	$102	100.0	$110	100.0	$649	100.0

CNA FINANCIAL CORPORATION Financial Supplement Asset-Backed Exposure As of March 31, 2011 (In millions)

RMBS Distribution By Collateral Type & Quality
	Fixed Coupon - 30 Year		Fixed Coupon -15/20 Year		ARM		Home Equity		Other		Total
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
U.S. Government Agencies	$3,044	$3,027	$471	$474	$5	$5	$—	$—	$1	$1	$3,521	$3,507
AAA	551	565	136	143	51	53	12	12	445	458	1,195	1,231
AA	45	53	—	—	49	50	59	71	3	2	156	176
A	110	112	13	13	26	26	1	1	2	2	152	154
BBB	152	177	4	4	31	31	11	11	—	—	198	223
<BBB & Equity Tranches	437	444	—	—	373	414	25	26	18	18	853	902
Total RMBS	$4,339	$4,378	$624	$634	$535	$579	$108	$121	$469	$481	$6,075	$6,193

Included in Total RMBS:
MBS Pass-Through	$1,422	$1,443	$201	$205	$5	$5	$—	$—	$6	$4	$1,634	$1,657
Structured	2,917	2,935	423	429	530	574	108	121	463	477	4,441	4,536
Total RMBS	$4,339	$4,378	$624	$634	$535	$579	$108	$121	$469	$481	$6,075	$6,193

Included in Total RMBS:
Sub-prime	$227	$234	$—	$—	$84	$84	$108	$121	$16	$16	$435	$455
Alt-A	555	572	12	13	56	60	—	—	4	4	627	649
Prime	3,557	3,572	612	621	395	435	—	—	449	461	5,013	5,089
Total RMBS	$4,339	$4,378	$624	$634	$535	$579	$108	$121	$469	$481	$6,075	$6,193

CMBS Distribution By Deal Coupon Type & Quality
	Fixed Rate		Adjustable/Floating Rate		Total
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
U.S. Government Agencies	$—	$—	$45	$45	$45	$45
AAA	157	154	71	69	228	223
AA	53	52	207	214	260	266
A	78	78	172	162	250	240
BBB	34	33	111	109	145	142
<BBB & Equity Tranches	84	95	98	67	182	162
Total CMBS	$406	$412	$704	$666	$1,110	$1,078

Included in Total CMBS:
MBS Pass-Through	$—	$—	$—	$—	$—	$—
Structured	406	412	704	666	1,110	1,078
Total CMBS	$406	$412	$704	$666	$1,110	$1,078

ARM - Adjustable rate mortgages
MBS - Mortgage-backed securities

CNA FINANCIAL CORPORATION
Financial Supplement
Asset-Backed Exposure
As of March 31, 2011
(In millions)

Other ABS Distribution By Collateral Type & Quality
	Auto Loans		Student Loans		Other		Total
	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost	Fair Value	Amortized Cost
AAA	$331	$324	$60	$67	$268	$261	$659	$652
AA	39	39	—	—	91	90	130	129
A	31	31	—	—	33	32	64	63
BBB	31	31	—	—	4	4	35	35
<BBB & Equity Tranches	—	—	—	—	8	7	8	7
Total other ABS	$432	$425	$60	$67	$404	$394	$896	$886

Included in Total other ABS:
Pass-Through	$18	$18	$—	$—	$—	$—	$18	$18
Structured	414	407	60	67	404	394	878	868
Total other ABS	$432	$425	$60	$67	$404	$394	$896	$886

CNA FINANCIAL CORPORATION Financial Supplement Property & Casualty Results of Operations

	CNA Specialty			CNA Commercial			P&C Operations
THREE MONTHS ENDED MARCH 31 (In millions)	2011	2010	Fav / (Unfav) % Change	2011	2010	Fav / (Unfav) % Change	2011	2010	Fav / (Unfav) % Change
Gross written premiums	$1,130	$1,050	8%	$893	$912	(2)%	$2,023	$1,962	3%
Net written premiums	739	656	13	828	829	—	1,567	1,485	6
Operating revenues:
Net earned premiums	669	654	2	802	816	(2)	1,471	1,470	—
Net investment income	160	147	9	261	221	18	421	368	14
Other revenues	54	52	4	14	18	(22)	68	70	(3)
Total operating revenues	883	853	4	1,077	1,055	2	1,960	1,908	3
Claims, Benefits and Expenses:
Net incurred claims and benefits	430	402	(7)	603	604	—	1,033	1,006	(3)
Policyholders' dividends	—	1	N/M	—	1	N/M	—	2	N/M
Amortization of deferred acquisition costs	161	155	(4)	178	183	3	339	338	—
Other insurance related expenses	44	47	6	83	107	22	127	154	18
Other expenses	40	44	9	16	17	6	56	61	8
Total claims, benefits and expenses	675	649	(4)	880	912	4	1,555	1,561	—
Operating income (loss) from continuing operations before income tax	208	204	2	197	143	38	405	347	17
Income tax (expense) benefit on operating income (loss)	(70)	(68)	(3)	(66)	(43)	(53)	(136)	(111)	(23)
Net operating (income) loss, after-tax, attributable to noncontrolling interests	(8)	(8)	—	—	(2)	N/M	(8)	(10)	20
Net operating income (loss) from continuing operations attributable to CNA	130	128	2	131	98	34	261	226	15
Net realized investment gains (losses), net of participating policyholders' interests	8	13	(38)	17	21	(19)	25	34	(26)
Income tax (expense) benefit on net realized investment gains (losses)	(3)	(4)	25	(6)	(7)	14	(9)	(11)	18
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	N/M	(1)	—	N/M	(1)	—	N/M
Net realized investment gains (losses) attributable to CNA	5	9	(44)	10	14	(29)	15	23	(35)
Net income (loss) from continuing operations attributable to CNA	$135	$137	(1)%	$141	$112	26%	$276	$249	11%

FINANCIAL RATIOS
Loss & LAE	64.2%	61.5%		75.3%	74.1%		70.3%	68.5%
Acquisition expense	19.2	19.2		15.6	18.1		17.3	18.6
Underwriting expense	11.4	11.6		17.0	17.5		14.4	14.9
Expense	30.6	30.8		32.6	35.6		31.7	33.5
Dividend	0.1	0.2		(0.2)	0.1		(0.1)	0.1
Combined ratio	94.9%	92.5%		107.7%	109.8%		101.9%	102.1%

RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$2	$2		$53	$38		$55	$40
Impact on loss & LAE ratio	0.3%	0.3%		6.6%	4.7%		3.7%	2.7%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & ALAE reserve development	$(15)	$(25)		$(7)	$(28)		$(22)	$(53)
Prior year premium development	(7)	(4)		(8)	21		(15)	17
Other (1)	—	—		3	—		3	—
Total development & other	$(22)	$(29)		$(12)	$(7)		$(34)	$(36)
Impact of development & other on loss & LAE ratio	(3.0)%	(4.2)%		(1.2)%	(1.5)%		(2.0)%	(2.7)%
(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION Financial Supplement Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

	P&C Operations		Life & Group Non-Core				Corporate & Other Non-Core				Total Operations
THREE MONTHS ENDED MARCH 31 (In millions)	2011	2010	2011	2010	Fav / (Unfav) % Change		2011	2010	Fav / (Unfav) % Change		2011	2010	Fav / (Unfav) % Change
Operating revenue:
Net earned premiums	$1,471	$1,470	$144	$145	(1)%		$—	$—	N/M	%	$1,615	$1,615	—%
Net investment income	421	368	188	175	7		11	47	(77)		620	590	5
Other revenues	68	70	(2)	4	(150)		1	2	(50)		67	76	(12)
Total operating revenues	1,960	1,908	330	324	2		12	49	(76)		2,302	2,281	1
Claims, Benefits and Expenses:
Net incurred claims and benefits	1,033	1,006	323	281	(15)		7	19	63		1,363	1,306	(4)
Policyholders' dividends	—	2	1	—	N/M		—	—	—		1	2	50
Amortization of deferred acquisition costs	339	338	6	4	(50)		—	—	—		345	342	(1)
Other insurance related expenses	127	154	38	51	25		—	1	N/M		165	206	20
Other expenses	56	61	6	6	—		44	35	(26)		106	102	(4)
Total claims, benefits and expenses	1,555	1,561	374	342	(9)		51	55	7		1,980	1,958	(1)
Operating income (loss) from continuing operations before income tax	405	347	(44)	(18)	(144)		(39)	(6)	N/M		322	323	—
Income tax (expense) benefit on operating income (loss)	(136)	(111)	26	19	37		12	2	N/M		(98)	(90)	(9)
Net operating (income) loss, after-tax, attributable to noncontrolling interests	(8)	(10)	—	—	—		—	—	—		(8)	(10)	20
Net operating income (loss) from continuing operations attributable to CNA	261	226	(18)	1	N/M		(27)	(4)	N/M		216	223	(3)
Net realized investment gains (losses), net of participating policyholders' interests	25	34	(4)	(4)	—		(8)	4	N/M		13	34	(62)
Income tax (expense) benefit on net realized investment gains (losses)	(9)	(11)	1	—	N/M		4	(1)	N/M		(4)	(12)	67
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	(1)	—	—	—	—		—	—	—		(1)	—	N/M
Net realized investment gains (losses) attributable to CNA	15	23	(3)	(4)	25		(4)	3	N/M		8	22	(64)
Net income (loss) from continuing operations attributable to CNA	$276	$249	$(21)	$(3)	N/M	%	$(31)	$(1)	N/M	%	$224	$245	(9)%

CNA FINANCIAL CORPORATION Financial Supplement Components of Pretax Net Investment Income (In millions)

	CNA Specialty
	1Q10	2Q10	3Q10	4Q10	2010	1Q11
Income (loss) from limited partnerships	$23	$(1)	$23	$41	$86	$38
Income (loss) from trading portfolio	1	1	1	2	5	1
Other investment income	123	125	124	128	500	121
Net investment income	$147	$125	$148	$171	$591	$160

	CNA Commercial
	1Q10	2Q10	3Q10	4Q10	2010	1Q11
Income (loss) from limited partnerships	$40	$(2)	$38	$68	$144	$73
Income (loss) from trading portfolio	2	1	2	2	7	2
Other investment income	179	185	176	182	722	186
Net investment income	$221	$184	$216	$252	$873	$261

	P&C Operations
	1Q10	2Q10	3Q10	4Q10	2010	1Q11
Income (loss) from limited partnerships	$63	$(3)	$61	$109	$230	$111
Income (loss) from trading portfolio	3	2	3	4	12	3
Other investment income	302	310	300	310	1,222	307
Net investment income	$368	$309	$364	$423	$1,464	$421

	Life & Group Non-Core
	1Q10	2Q10	3Q10	4Q10	2010	1Q11
Income (loss) from limited partnerships	$—	$(3)	$1	$—	$(2)	$—
Income (loss) from trading portfolio	—	—	—	—	—	—
Other investment income	175	177	181	184	717	188
Net investment income	$175	$174	$182	$184	$715	$188

	Corporate & Other Non-Core
	1Q10	2Q10	3Q10	4Q10	2010	1Q11
Income (loss) from limited partnerships	$9	$2	$6	$4	$21	$3
Income (loss) from trading portfolio	1	—	1	(1)	1	—
Other investment income	37	36	28	14	115	8
Net investment income	$47	$38	$35	$17	$137	$11

	Total Operations
	1Q10	2Q10	3Q10	4Q10	2010	1Q11
Income (loss) from limited partnerships	$72	$(4)	$68	$113	$249	$114
Income (loss) from trading portfolio	4	2	4	3	13	3
Other investment income	514	523	509	508	2,054	503
Net investment income	$590	$521	$581	$624	$2,316	$620

CNA FINANCIAL CORPORATION Financial Supplement Statutory Data - Preliminary

PERIODS ENDED MARCH 31	Three Months
Income Statement	(Preliminary)		Fav / (Unfav) % Change
(In millions)	2011	2010
Combined Continental Casualty Companies
Gross written premiums	$1,952	$1,862	5%
Net written premiums	1,510	1,402	8

Net earned premiums	1,246	1,217	2
Claim and claim adjustment expenses	1,109	1,061	(5)
Acquisition expenses	256	239	(7)
Underwriting expenses	194	213	9
Policyholders' dividends	3	3	—
Underwriting income (loss)	(316)	(299)	(6)
Net investment income	425	413	3
Other income (loss)	22	10	120
Income tax (expense) benefit	(9)	(17)	47
Net realized gains (losses)	27	10	170
Net income (loss)	$149	$117	27%

Financial Ratios
Loss and LAE	89.0%	87.2%
Acquisition expense	16.9	17.1
Underwriting expense	12.9	15.2
Expense	29.8	32.3
Dividend	0.2	0.2
Combined ratio	119.0%	119.7%

SUPPLEMENTAL STATUTORY DATA	(Preliminary)
(In millions)	March 31, 2011	December 31, 2010
Combined Continental Casualty Companies
Statutory surplus (1)	$10,091	$9,821
Life Company
Statutory surplus	$509	$498

(1) Represents the combined statutory surplus of Continental Casualty Company and its subsidiaries, including the Life Company, as determined in accordance with statutory accounting practices.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations Loss & LAE Ratio Analysis

	CNA Specialty
	2011 YTD Evaluated at 3/31/11	2010 FY Evaluated at 12/31/10	2010 FY Evaluated at 3/31/11
Gross Accident Year	63.3%	62.6%	62.7%
Impact of Reinsurance	3.9	4.3	4.2
Net Accident Year	67.2	66.9	66.9%
Impact of Development and Other (1)	(3.0)	(12.9)
Net Calendar Year	64.2%	54.0%

	CNA Commercial
	2011 YTD Evaluated at 3/31/11	2010 FY Evaluated at 12/31/10	2010 FY Evaluated at 3/31/11
Gross Accident Year	72.8%	71.7%	72.2%
Impact of Reinsurance	3.7	3.8	3.5
Net Accident Year	76.5	75.5	75.7%
Impact of Development and Other (1)	(1.2)	(8.7)
Net Calendar Year	75.3%	66.8%

	P&C Operations
	2011 YTD Evaluated at 3/31/11	2010 FY Evaluated at 12/31/10	2010 FY Evaluated at 3/31/11
Gross Accident Year	67.6%	66.8%	67.1%
Impact of Reinsurance	4.7	4.8	4.6
Net Accident Year	72.3	71.6	71.7%
Impact of Development and Other (1)	(2.0)	(10.6)
Net Calendar Year	70.3%	61.0%

(1) Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.